UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On November 27, 2017, Starwood Property Trust, Inc., a Maryland corporation (the “Company”), issued a press release announcing that it had priced its private offering (the “Offering”) of $500 million aggregate principal amount of its 4.750% unsecured senior notes due March 2025 (the “Notes”). The Notes priced at 99.249% of the principal amount and the settlement of the Offering is expected to occur on December 4, 2017, subject to customary closing conditions. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company intends to use all or substantially all of the net proceeds from the Offering to repay a portion of the amount outstanding under its existing repurchase agreements and to use any remaining net proceeds for other general corporate purposes, which may include the repayment of indebtedness under its warehouse facilities and other indebtedness, the origination and purchase of additional commercial mortgage loans and other target assets and investments, the payment of other liabilities and other working capital needs. Amounts that the Company may repay under its revolving repurchase or credit facilities may be re-borrowed, subject to customary conditions.

The Notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act or any state securities laws.

The information contained in this Current Report on Form 8-K, including exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibit

Exhibit Number	Description

99.1	Press Release dated November 27, 2017 issued by Starwood Property Trust, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 27, 2017 issued by Starwood Property Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2017	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel